CONSENT OF INDEPENDENT REGISTERED CHARTERED ACCOUNTANTS

We consent to the use in this Registration Statement on Form SB-2 of our report dated March 18, 2005, except as to the fifth paragraph of Note 25, which is as of March 29, 2005 relating to the consolidated financial statements of Big Sky Energy Corporation (which report expresses an unqualified opinion and includes an explanatory paragraph referring to substantial doubt about Big Sky Energy Corporation’s ability to continue as a going concern) appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the use in this Registration Statement on Form SB-2 of our report dated April 20, 2004, except as to Note 19, which is as of July 1, 2004 relating to the consolidated financial statements of Big Sky Energy Kazakhstan Ltd. (which report expresses an unqualified opinion and includes explanatory paragraphs referring to Big Sky Energy Kazakhstan Ltd.’s ability to continue as a going concern and status as a development stage enterprise) appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading “Interest of Named Experts” in such Prospectus.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP

Independent Registered Chartered Accountants

Calgary, Alberta, Canada

May 11, 2005